UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 6, 2020

Jones Soda Co.
(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	52-2336602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

66 South Hanford Street, Suite 150, Seattle, Washington 98134
(Address of Principal Executive Offices) (Zip Code)

(206) 624-3357
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:
None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2020, Jones Soda Co. (the “Company”) announced that Jennifer Cue has stepped down as the Company’s Chief Executive Officer, President and Acting Principal Financial Officer effective April 6, 2020.  Jamie Colbourne, currently a consultant to the Company, has been appointed as the Company’s Interim Chief Executive Officer and Acting Principal Financial Officer effective April 6, 2020.  Ms. Cue has transitioned to a consulting role for the Company and will remain on the Company’s Board of Directors.

Pursuant to the terms of the consulting and separation agreement between the Company and Ms. Cue effective April 6, 2020 (the “Consulting Agreement”), Ms. Cue will receive a consulting fee of $13,750 per month during the term of the Consulting Agreement which expires April 5, 2021.  In addition, the Company will subsidize Ms. Cue’s COBRA costs during the term of the Consulting Agreement, up to an amount equal to the costs that the Company pays for other employees with similar benefit elections.

Mr. Colbourne joined the Company on April 1, 2020 as a consultant. Mr. Colbourne was most recently the Chief Executive Officer of Harry’s Fresh Foods, a position he held from July 2012 until it was sold in March 2019, and also served on its Board of Directors. Mr. Colbourne currently serves on the Board of Directors of Ellenos Real Greek Yogurt, Harbor Wholesale, and Bargreen Ellingson. He was the Chief Operating Officer of Charlie’s Produce from 2008 to 2012. From 2002 to 2008, Mr. Colbourne served as Chief Executive Officer and President of Litehouse Inc., and prior to that, he held positions at Tully’s Coffee, Specialty Frozen Foods, Haagen-Dazs, Pepsico/Seven-up Canada. Mr. Colbourne received a Bachelor of Commerce, Marketing and Finance from St. Mary’s University in Canada and received a Canadian Chartered Accounting designation in 1982.

Pursuant to a consulting agreement with Mr. Colbourne dated April 1, 2020, Mr. Colbourne is entitled to receive a consulting fee of $25,000 per month.  The consulting agreement expires on June 30, 2020, unless extended by the mutual agreement of the parties, and thereafter may be terminated by either party upon notice to the other, and contains standard confidentiality, non-competition, non-solicitation and invention assignment provisions.

A copy of the Company’s press release, dated April 7, 2020, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

            (d)        Exhibits.

            Exhibit No.      Description

99.1                 Press Release dated April 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

Date: April 7, 2020	By:	/s/ JAMIE COLBOURNE
Jamie Colbourne
Interim Chief Executive Officer and Acting Principal Financial Officer